UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 17, 2020

AAR CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-6263	36-2334820
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One AAR Place

1100 N. Wood Dale Road

Wood Dale, Illinois 60191

(Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code: (630) 227-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	AIR	New York Stock Exchange
Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule  405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

On March 17, 2020, the Board of Directors of AAR CORP. (the “Company”), at its regularly scheduled meeting, increased the size of the Board to 12 members and, upon the recommendation of the Nominating and Governance Committee, elected H. John Gilbertson, Jr., as a director to fill the vacancy created by the increase. Until 2012, Mr. Gilbertson was a managing director at Goldman Sachs Group, Inc. Mr. Gilbertson is also a director of Dover Corporation, a publicly traded company, and Meijer, Inc., a privately held company.

Mr. Gilbertson will serve as a Class III director for a term expiring at the Company’s 2020 annual meeting of stockholders.

Mr. Gilbertson will participate in the Company’s standard director compensation programs as described in the Company’s most recent proxy statement. As part of his director compensation, Mr. Gilbertson received a grant of 981 restricted shares, which represents a pro-rata portion of the 3,922 share grant awarded to directors on June 3, 2019 for the fiscal year ending May 31, 2020. The restricted shares will vest on June 3, 2020.

There was no arrangement or understanding between Mr. Gilbertson and any other persons pursuant to which he was selected as a director. There are no related person transactions within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission between the Company and Mr. Gilbertson required to be disclosed herein.

A press release announcing the election of Mr. Gilbertson to the Company’s Board of Directors is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by AAR CORP. on March 17, 2020.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by AAR CORP. on March 17, 2020 (filed herewith).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      March 17, 2020

AAR CORP.

By:	/s/ JESSICA A. GARASCIA
Jessica A. Garascia
Vice President, General Counsel and Secretary

4